     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2001

                                                      REGISTRATION NO. 333-53386
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                               AMENDMENT NO. 4 TO


                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                           BIOTRANSPLANT INCORPORATED
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  2834                                 04-3119555
 (State or other jurisdiction of            (Primary Standard Industrial                  (I.R.S. Employer
   incorporation or organization)           Classification Code Number)                Identification Number)

     BUILDING 75, 3RD AVENUE, CHARLESTOWN NAVY YARD, CHARLESTOWN, MA 02129
                                 (617) 241-5200

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ELLIOT LEBOWITZ, PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           BIOTRANSPLANT INCORPORATED
                            BUILDING 75, 3RD AVENUE
                             CHARLESTOWN NAVY YARD
                        CHARLESTOWN, MASSACHUSETTS 02129
                                 (617) 241-5200

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

            STEVEN D. SINGER, ESQ.                                 WILLIAM T. WHELAN, ESQ.
             JAMES R. BURKE, ESQ.                      MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO,
               HALE AND DORR LLP                                            P.C.
                60 State Street                                     One Financial Center
          Boston, Massachusetts 02109                            Boston, Massachusetts 02111
           Telephone: (617) 526-6000                              Telephone: (617) 542-6000
           Telecopy: (617) 526-5000                               Telecopy: (617) 542-2241

                         ------------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective and certain other conditions under the Merger Agreement are met or waived.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE



    This Amendment No. 4 to the Registrant's Registration Statement on Form S-4 (Commission File No. 333-53386) is being filed solely for the purpose of filing
Exhibit 10.30 thereto.


                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlestown, Commonwealth of Massachusetts on the 9th day of April 2001.



                                                       BIOTRANSPLANT INCORPORATED

                                                       By:            /s/ RICHARD V. CAPASSO
                                                            -----------------------------------------
                                                                        Richard V. Capasso
                                                              VICE PRESIDENT, FINANCE AND TREASURER



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----
                  ELLIOT LEBOWITZ*                     President, Chief Executive
     -------------------------------------------         Officer and Director            April 9, 2001
                   Elliot Lebowitz                       (Principal Executive Officer)

                                                       Vice President, Finance and
               /s/ RICHARD V. CAPASSO                    Treasurer (Principal Financial
     -------------------------------------------         Officer and Principal           April 9, 2001
                 Richard V. Capasso                      Accounting Officer)

                 DONALD R. CONKLIN*
     -------------------------------------------       Director                          April 9, 2001
                  Donald R. Conklin

                 WILLIAM W. CROUSE*
     -------------------------------------------       Director                          April 9, 2001
                  William W. Crouse

                  JAMES C. FOSTER*
     -------------------------------------------       Director                          April 9, 2001
                   James C. Foster

                  DANIEL O. HAUSER*
     -------------------------------------------       Director                          April 9, 2001
                  Daniel O. Hauser

                  MICHAEL S. PERRY*
     -------------------------------------------       Director                          April 9, 2001
                  Michael S. Perry



*By:                 /s/ RICHARD V. CAPASSO
             --------------------------------------
                       Richard V. Capasso                                                      April 9, 2001
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


                        EXHIBITS

      **2.1(1)          Agreement and Plan of Merger, dated as of December 8, 2000, by and among the Registrant, BT/EL Acquisition Co. and
                        Eligix, Inc.

        3.1(2)          Amended and Restated Certificate of Incorporation of the
                        Registrant, as amended to date.

        3.2(3) Amended and Restated By-laws of the Registrant, as amended to date.

        4.1(3) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant.

      **5.1             Opinion of Hale and Dorr LLP.

      **8.1             Opinion of Hale and Dorr LLP as to tax matters.

      **8.2             Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                        P.C. as to tax matters.

      +10.1(3)          Research and License Agreement between the Registrant and
                        The General Hospital Corporation, dated January 1, 1991 as amended by Agreements dated November 10, 1993, June 28, 1995 and January 31, 1996 (the "1991 MGH Agreement").

     ++10.2(3)          Research and License Agreement between the Registrant and
                        The General Hospital Corporation dated December 8, 1992.

     ++10.3(3)          Research and License Agreement between the Registrant and
                        The General Hospital Corporation dated August 1, 1994.

     ++10.4(3)          Alliance Agreement between the Registrant and MedImmune,
                        Inc. dated October 2, 1995.

    **+10.5             An extension to the Research and License Agreement between
                        The General Hospital Corporation and the Registrant, having an effective date of January 1, 1991, as amended.

     **10.6 Shareholders' Agreement by and among the Registrant, Castella Research, Secure Sciences and Stem Cell Sciences
                        Pty. Ltd. dated April 5, 1994, as amended.

     **10.7             Research and License Agreement between the Registrant and
                        Stem Cell Sciences Pty. Ltd. dated April 5, 1994.

       10.8(3)          Form of Common Stock Warrant issued to certain investors in
                        August 1994 and Schedule of Warrantholders.

       10.9(3)          Form of Common Stock Warrant issued to certain investors in
                        October 1994 and Schedule of Warrantholders.

       10.10(3)         Form of Common Stock Warrant issued to certain investors in
                        August 1995 and Schedule of Warrantholders.

       10.11(3) Convertible Promissory Note and Warrant Purchase Agreement by and among the Registrant, HealthCare Ventures II, L.P.
                        and Everest Trust dated December 20, 1991.

       10.12(3) Convertible Promissory Note and Warrant Purchase Agreement by and among the Registrant and the parties signatory thereto dated October 31, 1994.

       10.13(3)         Third Amended and Restated Stockholders Agreement by and
                        among the Registrant and the parties signatory thereto, as amended by a Consent, Waiver and Amendment dated January 23,
                        1996.

       10.14(3)         Form of Consent, Waiver and Amendment Agreement to the Third
                        Amended and Restated Stockholders' Agreement by and among
                        the Registrant and the parties signatory thereto.

       10.15(3)         Amended 1991 Stock Option Plan.

       10.16(4)         1994 Directors' Equity Plan, as amended.

     **10.17            1997 Stock Incentive Plan, as amended

       10.18(3)         Consulting Agreement between the Registrant and Dr. David H.
                        Sachs dated January 1, 1991.

       10.19(5) Amendments to Consulting Agreement between the Registrant and Dr. David H. Sachs dated December 1, 1998 and
                        January 5, 2000.

       10.20(3)         Lease between the Registrant and BioLease, Inc. dated March
                        17, 1994.

       10.21(5)         First Amendment to Lease between the Registrant and
                        BioLease, Inc. dated November 17, 1998.

     ++10.22(6)         Development and Supply Agreement between the Registrant and
                        Dendreon Corporation (formerly, Activated Cell Therapy),
                        dated August 22, 1996.

     **10.23            Agreement to further vary Shareholders' Agreement among the
                        Registrant and Castella Research, Secure Sciences and Stem
                        Cell Sciences Pty., Ltd., dated December 20, 1996.

     **10.24            Agreement to further vary Shareholders' Agreement among the
                        Registrant and Castella Research, Secure Sciences and Stem
                        Cell Sciences Pty., Ltd., dated March 16, 1997, as amended.

       10.25(8)         Letter Agreement, Security Agreement and Promissory Note
                        between the Registrant and Fleet National Bank, dated August
                        10, 1999.

     ++10.26(7)         Miniature Swine Transfer and Maintenance Agreement dated
                        January 1, 1998 by and between Charles River Laboratories,
                        Inc., Wilmington Partners, L.P. and the Registrant.

     ++10.27(9)         Shareholder Agreement dated September 24, 2000 by and
                        between the Registrant, Novartis AG and Immerge
                        BioTherapeutics AG (formerly known as Loxo AG), together
                        with exhibits.

     ++10.28(10)        Patent License Agreement (MEDI-507), dated July 17, 1997 by and between Protein Design Labs and MedImmune, Inc.

       10.29(11)        Promissory Note made by Eligix, Inc. in favor of the
                        Registrant.

      +10.30            License Agreement between The Johns Hopkins University and
                        Eligix,  Inc. (as successor to Coulter Cellular Therapies,
                        Inc.) dated December 31, 1998.

     **21               Subsidiaries of the Registrant.

     **23.1             Consent of Hale and Dorr LLP (included in Exhibits 5.1 and
                        8.1).

     **23.2             Consent of Arthur Andersen LLP.

     **23.3             Consent of PricewaterhouseCoopers LLP.

     **23.4             Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                        P.C. (included in Exhibit 8.2).

     **23.5             Consent of Lazard Freres & Co. LLC.

     **23.6             Consent of Pacific Growth Equities, Inc.

     **24.1             Power of Attorney with respect to the Registrant.

     **99.1(12)         Fairness Opinion of Lazard Freres & Co. LLC.

     **99.2(13)         Fairness Opinion of Pacific Growth Equities, Inc.

     **99.3(14)         Form of Escrow Agreement to be entered into by and among the
                        Registrant, the Management Members and Robert Momsen and
                        Pieter Schiller, as representatives of the security holders of Eligix, Inc., and The American Stock Transfer and Trust
                        Company.

     **99.4             Form of Proxy Card of the Registrant.

     **99.5             Form of Proxy Card of Eligix, Inc.


------------------------

+   Confidential treatment requested as to certain portions.

++  Confidential treatment granted as to certain portions.

* The Registrant agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.

**  Previously filed.

(1) Attached as Annex A to the Joint Proxy Statement/Prospectus.

(2) Incorporated herein by reference from the Registrant's Form 8-K dated July 18, 2000.

(3) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-02144).

(4) Incorporated herein by reference to the Registrant's Definitive Proxy Statement for the 1999 Annual Meeting of Stockholders filed on
    Schedule 14A.

(5) Incorporated herein by reference to the Registrant's Form 10-K for the year ended December 31, 1999.

(6) Incorporated herein by reference to the Registrant's Form 10-Q for the quarter ended September 30, 1996.

(7) Incorporated herein by reference to the Registrant's Form 10-Q for the quarter ended June 30, 1998.

(8) Incorporated herein by reference to the Registrant's Form 10-Q for the quarter ended September 30, 1999.

(9) Incorporated herein by reference to the Registrant's Form 10-Q for the quarter ended September 30, 2000.

(10) Incorporated herein by reference to the exhibit filed with MedImmune, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

(11) Incorporated herein by reference to the Registrant's Current Report on Form 8-K dated March 9, 2001.

(12) Attached as Annex C to the Joint Proxy Statement/Prospectus.

(13) Attached as Annex D to the Joint Proxy Statement/Prospectus.

(14) Attached as Exhibit A to Annex A to the Joint Proxy Statement/Prospectus.